UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2022

Carvana Auto Receivables Trust 2022-P1

(Exact name of Issuing Entity as specified in its charter)

Central Index Key Number: 0001903763

Carvana Receivables Depositor LLC

(Exact name of Depositor as specified in its charter)

Central Index Key Number: 0001770373

Carvana, LLC

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0001576462

Delaware	333-263473-01	83-3243432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1930 W. Rio Salado Parkway Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 719-8809

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On March 25, 2022, Carvana, LLC (“Carvana”) and Carvana Receivables Depositor LLC (the “Depositor”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $980,617,000 aggregate principal balance of various classes of asset-backed notes (the “Offered Notes”) to be issued by Carvana Auto Receivables Trust 2022-P1 (the “Issuing Entity”). The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent and that the Underwriters will purchase the Offered Notes. Carvana and the Depositor have agreed to indemnify the Underwriters against some liabilities, including civil liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or contribute to payments which the Underwriters may be required to make in respect of some liabilities, including civil liabilities under the Securities Act.

The sale of the Offered Notes has been registered pursuant to the Securities Act under a Registration Statement on Form SF-3 (Commission File No. 333-263473) (the “Registration Statement”). It is anticipated that the Offered Notes will be issued on or about March 30, 2022 (the “Closing Date”).

The Underwriting Agreement is filed as Exhibit 1.1 hereto.

Item 8.01.	Other Events.

In connection with the issuance of the Offered Notes, Carvana, the Depositor, and the Issuing Entity intend to enter into the agreements listed in Item 9.01 on the Closing Date, the forms of which are attached as Exhibits 4.1, 4.2, 4.3, 10.1, 10.2, 10.3. 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to this Current Report on Form 8-K. These forms of agreements are being filed to satisfy the requirements of Item 1100(f) of Regulation AB.

Legal opinions and a consent of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1. A legal opinion and consent of Richards, Layton & Finger, P.A. is attached as Exhibit 5.2.

In connection with the offering of the Notes, the chief executive officer of the Registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 25, 2022, by and among Carvana, the Depositor, and Citigroup Global Markets Inc., as representative of the several underwriters named therein.

4.1	Indenture, to be dated as of the Closing Date, by and among the Depositor, the Issuing Entity, the Grantor Trust, and the Indenture Trustee.

4.2	Amended and Restated Trust Agreement, to be dated as of the Closing Date, by and between the Depositor and the Owner Trustee.

4.3	Amended and Restated Grantor Trust Agreement, to be dated as of the Closing Date, by and between Issuing Entity and the Grantor Trust Trustee.

5.1	Opinion of Kirkland & Ellis LLP, dated as of March 28, 2022, with respect to enforceability of securities.

5.2	Opinion of Richards, Layton & Finger, P.A., dated as of March 28, 2022, with respect to enforceability of the Grantor Trust Certificate.

8.1	Opinion of Kirkland & Ellis LLP, dated as of March 28, 2022, with respect to U.S. federal tax matters.

10.1	Receivables Purchase Agreement, to be dated as of the Closing Date, by and between Carvana and the Depositor.

10.2	Receivables Transfer Agreement, to be dated as of the Closing Date, by and between the Depositor and the Issuing Entity.

10.3	Receivables Contribution Agreement, to be dated as of the Closing Date, by and between the Issuing Entity and the Grantor Trust.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

23.2	Consent of Richards, Layton & Finger, P.A. (included as part of Exhibit 5.2).

36.1	Depositor CEO Certification.

99.1	Servicing Agreement, to be dated as of the Closing Date, by and among the Issuing Entity, the Grantor Trust, the Servicer, the Indenture Trustee, and the Backup Servicer.

99.2	Backup Servicing Agreement, to be dated as of the Closing Date, by and among the Issuing Entity, the Grantor Trust, the Servicer, and the Backup Servicer.

99.3	Collateral Custodian Agreement, to be dated as of the Closing Date, by and among the Issuing Entity, the Grantor Trust, the Administrator, the Servicer, the Collateral Custodian, and the Indenture Trustee.

99.4	Administration Agreement, to be dated as of the Closing Date, by and among the Issuing Entity, the Grantor Trust, the Administrator, and the Indenture Trustee.

99.5	Asset Representations Review Agreement, to be dated as of the Closing Date, by and among the Issuing Entity, the Grantor Trust, the Administrator, the Servicer, and the Asset Representations Reviewer.

99.6	Account Control Agreement, to be dated as of the Closing Date, by and among the Issuing Entity, the Indenture Trustee and the Account Holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carvana Receivables Depositor LLC
(Depositor)

Dated: March 28, 2022	By:	/s/ Mike McKeever
	Name:	Mike McKeever
	Title:	President